UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
 (Registrant's telephone number, including area code)

Date of fiscal year end: October 31, 2019

Date of reporting period: October 31, 2019

Item 1. Reports to Stockholders.

Edgar Lomax Value Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically through the Fund’s website.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex and may apply to all funds held through your financial intermediary.

Annual Report

For the year ended
October 31, 2019

EDGAR LOMAX VALUE FUND

Annual Report
October 31, 2019
Dear Fellow Shareholder:

We are pleased to inform you that the Edgar Lomax Value Fund completed another successful year on this past October 31.  An increase in the value of the Fund’s stock investments, as well as in the number of shareholders we are now serving, has brought total Fund assets to nearly $119 million.  Meanwhile, we continue to patiently invest in large U.S. companies using a traditional value approach.  For us, this means focusing on established companies we view as well-managed (some call them “blue chip”) and that we believe can provide long-term price appreciation with less downside volatility.

The market environment of the past year began with fear and ended with euphoria.  Recall how the market dove in December 2018 after the Federal Reserve indicated that it intended to execute a series of interest rate hikes in the ensuing year.  Well, the market’s negative reaction apparently affected the Fed’s thinking.  Not only did the hiking plan get tabled, but we ended up with three subsequent interest rate cuts to date.  Consequently, the stock market took flight, with lower-quality issues—in our opinion—leading the charge and propelling the benchmark indexes higher.  In this environment, our brand of investment, those stocks generally with lower price-to-earnings ratios (or “P/E”) and higher levels of dividend payments, performed admirably but were not pursued by risk-hungry investors.  Following is a summary of the Fund’s average annualized performance through October 31, 2019:

		S&P 500		Lipper Large-Cap
	Fund	Value Index	S&P 500 Index	Value Funds Index
1-year	9.07%	14.45%	14.33%	10.39%
5-year	8.83%	8.64%	10.78%	7.93%
10-year	12.41%	12.27%	13.70%	11.25%

Please note that over the two longer periods, the large “value” stock selection strategy we use clearly outpointed the value stock index as well as Lipper’s index of similar style mutual funds.  Further, the Fund’s performance has earned it a current top rating from Morningstar of 5 stars overall out of 1,094 US Large Value funds as of 10/31/2019.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 205-0524 or visiting www.edgarlomax.com.  Before deducting fees that the Advisor contractually waived or expenses of the Fund that the Advisor absorbed, the gross expense ratio is 1.02%*; however, after such waivers or absorptions, the Fund’s maximum net expense ratio is 0.70%.  Including the voluntary performance-based waiver arrangement, actual Total Annual Fund Operating Expenses (the net expenses that investors paid) were 0.70% for the fiscal year ended October 31, 2019.

__________________
*
Figures are from the Fund’s prospectus dated February 28, 2019.  The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement do not exceed 0.70% (excluding acquired funds fees and expenses, interest, taxes and extraordinary expenses) through at least February 27, 2020.  In addition, the Advisor has voluntarily agreed to waive a portion of its investment advisory fee contingent upon the Fund’s performance versus the S&P 500 Value Index.  While the Advisor may discontinue its voluntary waiver any time after February 27, 2020, it has no current intention of doing so.

As we assess the investing landscape ahead, let’s briefly review some market lore.  During an election year, the party in power will generally do what it can—through fiscal or other actions—to maintain a good economy.  Likewise, it is believed that the Federal Reserve attempts to avoid interest rate increases or making market rattling announcements for fear of influencing the election.  And, finally, while the current “bull market” is quite old (dating to March 2009), many a market veteran regularly assert that bull markets don’t die of old age.  Consequently, from a technical standpoint, stocks can be expected to rise further in the near term; however, we would urge our shareholders to never forget that equity investing always carries the risk of loss.  Stocks will be volatile in the short term, but we believe satisfactory long-term performance can be achieved with a steady, well-reasoned investment strategy like ours . . . not one that changes with the market mood or attempts to capitalize on excess market excitement.  We stay grounded in the fact that a stock purchase is an investment in a real business.  As such, we are confident about our stock selections and hope you share our patience as we wait for other market participants to fully recognize the potential in the Fund’s portfolio.

Now, let’s look at a few specific holdings.  All of our investments are detailed later in this report in a section entitled “Schedule of Investments.”  At the year’s mid-point, our best performing economic sector was Utilities, and the hot name in that group was Southern Company; and that’s how the full year ended as well . . . with Utilities gaining about 30% for the one-year ended October 31, 2019, and Southern Company rising a touch over 46%.  Not bad for a bunch of presumably stodgy companies!  The big utility companies are generally well-respected, well-financed and their regulated operations practically ensure profitability.  Also, they tend to pay generous dividends (which are now especially attractive compared to historically low bond yields) and, in Southern’s case, this amounts to a 4.1% yield currently.  This company remains undervalued in our view, with a P/E of just 14 (versus an S&P 500 P/E of 24) even after its substantial price gain.  With regard to our single most impactful stock of the year, the honor belongs to Target.  As our largest holding, its 32% gain contributed the most of any stock to the Fund’s overall one-year return.  In a nutshell, the company’s management executed extraordinarily well by, among other things, partnering with high-profile merchandise brands, growing its grocery business and capturing a huge piece of the e-commerce pie.

In the category of declining stocks, we saw two of our favorites sell off.  ExxonMobil lost 11% during the year, as the abundant world supply of oil continued to depress prices.  Though the company remains hugely profitable (and consistently so)—and pays an above-average dividend yield of 5.0%—investors have temporarily moved on to “more exciting” names.  Finally, Walgreens took a sizeable bite out of the Fund’s performance.  It is a large holding of ours, and it fell 29%.  Pharmacy companies are facing pressure on prescription drug reimbursement rates, as well as competition from the likes of Amazon.  Walgreens though, has great fundamentals:  a rock-solid balance sheet, a P/E of only 14 (meaning solid profits) and a substantial 3.1% dividend yield.

Once again, we greatly appreciate your investment in the Fund and your apparent confidence in us.  We take neither for granted.  Meanwhile, we will continue to seek strong returns with, to the best of our ability, the lowest possible risk.

Cordially,

Randall R. Eley	Phillip A. Titzer
Chief Investment Officer	Portfolio Manager
____________________

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk; principal loss is possible.  “Value” investing as a strategy may be out of favor in the market for an extended period. Value stocks can perform differently from the market as a whole and from other types of stocks.

Investment performance reflects expense waivers in effect.  In the absence of such waivers, total return would be reduced.

The opinions expressed are those of the investment advisor, are subject to change, and forecasts made cannot be guaranteed.  Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security.  Please see the Schedule of Investments in this report for current Fund holdings information.

The Dividend Yield is calculated by dividing a company’s per-share projected annual dividend payment by the company’s stock price per share.

The Price-to-Earnings (P/E) Ratio is calculated by dividing the current price of a stock by the company’s trailing 12 months’ earnings per share.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.  The S&P 500® Value Index is a capitalization-weighted index of stocks in the S&P 500 Index which exhibit strong value characteristics.  The Lipper Large-Cap Value Funds Index measures the performance of 30 of the largest funds in the large cap value category as tracked by Lipper, Inc.  You cannot invest directly in an index.

The Morningstar RatingTM for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history, without adjustment for sales loads. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product's monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar RatingTM for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar RatingTM metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods. For the 3-, 5- and 10-year periods, the Fund had 5, 4 and 5 stars, respectively, out of 1,094, 947 and 693 funds. ©2019 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance does not guarantee future results.

EDGAR LOMAX VALUE FUND

Comparison of the change in value of a hypothetical $10,000 investment in the Edgar Lomax Value Fund vs.
the S&P 500® Index, the S&P 500® Value Index, and the Lipper Large-Cap Value Funds Index

Average Annual Total Return:
	One Year	Five Years[1]	Ten Years[1]
Edgar Lomax Value Fund	9.07%	8.83%	12.41%
S&P 500® Index	14.33%	10.78%	13.70%
S&P 500® Value Index	14.45%	8.64%	12.27%
Lipper Large-Cap Value Funds Index	10.39%	7.93%	11.25%

Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (866) 205-0524 or visiting www.edgarlomax.com.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The S&P 500® Value Index is a market-value-weighted index of stocks in the S&P 500® Index which score highest based on an average of book-to-price ratio, sales-to-price ratio and earnings-to-price ratio, representing 50% of the total market value of the S&P 500® Index.

The Lipper Large-Cap Value Funds Index consists of the largest funds as tracked by Lipper, Inc.  Large Cap Value Funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. Lipper rankings are based on total returns, including reinvestment of dividends and capital gains for the stated period; this calculation does not include sales charges.

1  Average Annual Total Return represents the average annual change in account value over the period indicated.

EDGAR LOMAX VALUE FUND

EXPENSE EXAMPLE at October 31, 2019 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. The Edgar Lomax Value Fund is a no-load mutual fund and has no shareholder transaction expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (5/1/19 – 10/31/19).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 0.70% per the operating expenses limitation agreement. In addition, the Advisor has voluntarily agreed to waive a portion of its advisory fee contingent upon the Fund’s performance versus the S&P 500® Value Index (see Note 4 of the Notes to Financial Statements). If the Advisor waives advisory fees under this arrangement, it has also agreed to absorb all expenses, other than advisory fees. For the six months ended October 31, 2019, the Fund’s aggregate annual operating expenses were reduced to 0.70%. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in the first line of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds, as they may charge transactional costs, such as sales charges (loads), redemption fees, or exchange fees.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	5/1/19	10/31/19	5/1/19 – 10/31/19
Actual	$1,000.00	$1,045.40	$3.61
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57

*
Expenses are equal to the Fund’s annualized expense ratio of 0.70%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

EDGAR LOMAX VALUE FUND

INDUSTRY ALLOCATION OF PORTFOLIO ASSETS at October 31, 2019 (Unaudited)

Percentages represent market value as a percentage of total investments.

EDGAR LOMAX VALUE FUND

SCHEDULE OF INVESTMENTS at October 31, 2019

Shares	COMMON STOCKS - 95.29%	Value

	Beverage and Tobacco Product Manufacturing - 4.12%
3,850	Altria Group, Inc.	$172,441
71,000	Coca-Cola Co.	3,864,530
6,300	PepsiCo, Inc.	864,171
		4,901,142
	Broadcasting (Except Internet) - 3.36%
5,399	Fox Corp. - Class A	172,984
29,491	Walt Disney Co.	3,831,471
		4,004,455
	Building Material and Garden Equipment - 0.41%
2,100	Home Depot, Inc.	492,618

	Chemical Manufacturing - 5.94%
24,300	AbbVie, Inc.	1,933,065
11,200	Gilead Sciences, Inc.	713,552
115,302	Pfizer, Inc.	4,424,138
		7,070,755
	Computer and Electronic Product Manufacturing - 8.85%
9,800	Apple, Inc.	2,437,848
24,600	Cisco Systems, Inc.	1,168,746
55,500	Intel Corp.	3,137,415
12,300	QUALCOMM, Inc.	989,412
7,000	Raytheon Co.	1,485,470
11,200	Texas Instruments, Inc.	1,321,488
		10,540,379
	Couriers and Messengers - 0.70%
7,200	United Parcel Service, Inc. - Class B	829,224

	Credit Intermediation and Related Activities - 6.79%
43,300	Bank of America Corp.	1,353,991
30,200	Bank of New York Mellon Corp.	1,411,850
13,400	Citigroup, Inc.	962,924
28,600	JPMorgan Chase & Co.	3,572,712

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

SCHEDULE OF INVESTMENTS at October 31, 2019, continued

Shares	COMMON STOCKS - 95.29%	Value

	Credit Intermediation and Related Activities - 6.79%, continued
15,200	Wells Fargo & Co.	$784,776
		8,086,253
	Electrical Equipment, Appliance, and
	Component Manufacturing - 1.74%
29,500	Emerson Electric Co.	2,069,425

	Food Manufacturing - 0.44%
16,000	Kraft Heinz Co.	517,280

	General Merchandise Stores - 9.60%
69,300	Target Corp.	7,408,863
34,300	Wal-Mart, Inc.	4,022,018
		11,430,881
	Health and Personal Care Stores - 3.39%
73,700	Walgreens Boots Alliance, Inc.	4,037,286

	Insurance Carriers and Related Activities - 6.68%
51,600	Allstate Corp.	5,491,272
17,700	American International Group, Inc.	937,392
17,000	MetLife, Inc.	795,430
5,600	Travelers Cos., Inc.	733,936
		7,958,030
	Merchant Wholesalers, Durable Goods - 0.78%
5,600	3M Co.	923,944

	Merchant Wholesalers, Non-Durable Goods - 1.21%
11,600	Procter & Gamble Co.	1,444,316

	Oil and Gas Extraction - 0.39%
11,400	Occidental Petroleum Corp.	461,700

	Petroleum and Coal Products Manufacturing - 9.22%
45,200	Chevron Corp.	5,249,528
13,300	ConocoPhillips	734,160

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

SCHEDULE OF INVESTMENTS at October 31, 2019, continued

Shares	COMMON STOCKS - 95.29%	Value

	Petroleum and Coal Products Manufacturing - 9.22%, continued
73,800	Exxon Mobil Corp.	$4,986,666
		10,970,354
	Professional, Scientific, and Technical Services - 2.40%
21,400	International Business Machines Corp.	2,861,822

	Rail Transportation - 2.63%
18,900	Union Pacific Corp.	3,127,194

	Real Estate - 0.53%
4,200	Simon Property Group, Inc.	632,856

	Support Activities for Mining - 0.53%
19,400	Schlumberger, Ltd. (a)	634,186

	Telecommunications - 6.79%
99,200	AT&T, Inc.	3,818,208
70,600	Verizon Communications, Inc.	4,269,182
		8,087,390
	Transportation Equipment Manufacturing - 8.73%
4,800	Boeing Co.	1,631,568
91,400	Ford Motor Co.	785,126
13,600	General Dynamics Corp.	2,404,480
20,900	General Motors Co.	776,644
2,700	Lockheed Martin Corp.	1,017,036
26,300	United Technologies Corp.	3,776,154
		10,391,008
	Utilities - 10.06%
8,100	Duke Energy Corp.	763,506
65,600	Exelon Corp.	2,984,144
45,500	Kinder Morgan, Inc.	909,090
10,900	NextEra Energy, Inc.	2,597,906
75,300	Southern Co.	4,718,298
		11,972,944
	TOTAL COMMON STOCKS (Cost $97,763,168)	113,445,442

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

SCHEDULE OF INVESTMENTS at October 31, 2019, continued

Shares	MONEY MARKET FUND - 4.46%	Value
5,313,073	Invesco STIT-Treasury Portfolio - Institutional Class, 1.66% (b)	$5,313,073
	TOTAL MONEY MARKET FUND (Cost $5,313,073)	5,313,073
	Total Investments in Securities (Cost $103,076,241) - 99.75%	118,758,515
	Other Assets in Excess of Liabilities - 0.25%	295,044
	TOTAL NET ASSETS - 100.00%	$119,053,559

(a)	U.S. traded security of a foreign issuer.
(b)	Rate shown is the 7-day annualized yield as of October 31, 2019.

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES at October 31, 2019

ASSETS
Investments in securities, at value (identified cost $103,076,241)	$118,758,515
Receivables
Fund shares sold	226,524
Dividends and interest	195,002
Return of capital	11,375
Prepaid expenses	7,629
Total assets	119,199,045

LIABILITIES
Payables
Fund shares redeemed	32,928
Administration fees	31,012
Advisory fees (Note 4)	27,619
Audit fees	21,000
Transfer agent fees and expenses	16,077
Fund accounting fees	6,483
Chief Compliance Officer fee	4,000
Custody fees	3,423
Shareholder reporting	1,995
Legal fees	701
Trustee fees and expenses	74
Accrued other expenses	174
Total liabilities	145,486

NET ASSETS	$119,053,559

CALCULATION OF NET ASSET VALUE PER SHARE
Net assets applicable to shares outstanding	$119,053,559
Shares issued and outstanding
[unlimited number of shares (par value $0.01) authorized]	8,204,851
Net asset value, offering and redemption price per share	$14.51

COMPONENTS OF NET ASSETS
Paid-in capital	$101,258,274
Total distributable earnings	17,795,285
Net assets	$119,053,559

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

STATEMENT OF OPERATIONS – For the year ended October 31, 2019

INVESTMENT INCOME
Dividends	$3,151,040
Interest	108,877
Total investment income	3,259,917

EXPENSES
Advisory fees (Note 4)	585,539
Administration fees (Note 4)	180,664
Transfer agent fees and expenses (Note 4)	103,224
Fund accounting fees (Note 4)	38,379
Registration fees	26,946
Audit fees	21,000
Custody fees (Note 4)	20,641
Trustee fees and expenses	18,685
Chief Compliance Officer fee (Note 4)	11,500
Reports to shareholders	7,444
Other expenses	5,948
Legal fees	3,498
Insurance expense	2,522
Total expenses	1,025,990
Less: advisory fee waiver (Note 4)	(280,759)
Net expenses	745,231
Net investment income	2,514,686

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized loss on investments	(62,225)
Net change in unrealized appreciation on investments	7,461,222
Net realized and unrealized gain on investments	7,398,997
Net Increase in Net Assets Resulting from Operations	$9,913,683

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	October 31, 2019	October 31, 2018
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$2,514,686	$1,810,696
Net realized gain/(loss) on investments	(62,225)	10,118,745
Net change in unrealized appreciation/(depreciation) on investments	7,461,222	(4,415,034)
Net increase in net assets resulting from operations	9,913,683	7,514,407

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions to shareholders	(11,966,806)	(6,976,144)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares(a)	35,798,183	2,897,199
Total increase in net assets	33,745,060	3,435,462

NET ASSETS
Beginning of year	85,308,499	81,873,037
End of year	$119,053,559	$85,308,499

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	October 31, 2019		October 31, 2018
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	3,171,720	$43,629,313	569,276	$8,618,586
Shares issued on reinvestments of distributions	909,589	11,888,324	470,895	6,940,984
Shares redeemed	(1,439,975)	(19,719,454)	(844,064)	(12,662,371)
Net increase	2,641,334	$35,798,183	196,107	$2,897,199

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year

	Year Ended October 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$15.33	$15.25	$13.00	$13.95	$15.83

Income from investment operations:
Net investment income	0.30	0.33	0.36	0.30	0.33
Net realized and unrealized
gain/(loss) on investments	0.87	1.06	2.25	0.60	(0.56)
Total from investment operations	1.17	1.39	2.61	0.90	(0.23)

Less distributions:
From net investment income	(0.31)	(0.36)	(0.29)	(0.35)	(0.26)
From net realized gain on investments	(1.68)	(0.95)	(0.07)	(1.50)	(1.39)
Total distributions	(1.99)	(1.31)	(0.36)	(1.85)	(1.65)

Net asset value, end of year	$14.51	$15.33	$15.25	$13.00	$13.95

Total return	9.07%	9.44%	20.43%	7.70%	-1.40%

Ratios/supplemental data:
Net assets, end of year (thousands)	$119,054	$85,308	$81,873	$77,809	$67,542

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.96%	1.00%	1.06%	1.27%	1.31%
After fees waived and expenses absorbed	0.70%	0.70%	0.50%	0.64%	0.63%

Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	2.10%	1.86%	1.90%	1.73%	1.66%
After fees waived and expenses absorbed	2.36%	2.16%	2.46%	2.36%	2.34%

Portfolio turnover rate	23.83%	40.62%	37.01%	56.00%	48.69%

The accompanying notes are an integral part of these financial statements.

EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at October 31, 2019

NOTE 1 – ORGANIZATION

The Edgar Lomax Value Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The Fund’s investment objective is to seek long-term capital growth while providing some income.  The Fund began operations on December 12, 1997.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.
B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years 2016-2018, or expected to be taken in the Fund’s 2019 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on a first-in, first-out basis.  Interest income is recorded on an accrual basis.  Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date.

Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at October 31, 2019, continued

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.  For the year ended October 31, 2019, the Fund did not require any permanent tax adjustments on the statement of assets & liabilities.

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of October 31, 2019, management considered the impact of subsequent events for the potential recognition or disclosure in the financial statements. Refer to Note 8 for more information about a subsequent event.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Fund’s investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities

EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at October 31, 2019, continued

shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Investment Companies:  Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in level 1 of the fair value hierarchy.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from the Fund’s administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”). The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of October 31, 2019:

	Level 1	Level 2	Level 3	Total
Common Stocks
Finance and Insurance	$16,677,139	$—	$—	$16,677,139
Information	12,091,845	—	—	12,091,845
Manufacturing	45,726,183	—	—	45,726,183
Mining, Quarrying, and Oil and
Gas Extraction	1,830,046	—	—	1,830,046
Professional, Scientific, and
Technical Services	2,861,822	—	—	2,861,822
Retail Trade	15,960,785	—	—	15,960,785
Transportation and Warehousing	3,956,418	—	—	3,956,418
Utilities	11,972,944	—	—	11,972,944
Wholesale Trade	2,368,260	—	—	2,368,260
Total Common Stocks	113,445,442	—	—	113,445,442
Money Market Fund	5,313,073	—	—	5,313,073
Total Investments in Securities	$118,758,515	$—	$—	$118,758,515

EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at October 31, 2019, continued

Refer to the Fund’s schedule of investments for a detailed break-out of common stocks by industry classification. Transfers between levels are recognized at October 31, 2019, the end of the reporting period. There were no transfers during the year ended October 31, 2019.

In August 2018, the Financial Accounting Standards Board issued Accounting Standard Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Edgar Lomax Company (the “Advisor”) provides the Fund with investment management services under an investment advisory agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.55% based upon the average daily net assets of the Fund. Additionally, the Advisor has agreed to voluntarily waive a portion of its management fee and pay certain Fund expenses such that “Total Annual Fund Operating Expenses” will decline to 0.50% for underperformance versus the S&P 500® Value Index during either the 3-year or 5-year period. While this voluntary management fee waiver can be discontinued at any time, the Advisor has no intention of doing so. For the year ended October 31, 2019, the Fund incurred $585,539 in advisory fees, of which the Advisor voluntarily waived $0, resulting in net advisory fees of $585,539 before expense limitation waivers.

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) to 0.70% of average daily net assets. If the Advisor waives advisory fees under the arrangement described above, it has also agreed to absorb all expenses, other than advisory fees. For the year ended October 31, 2019, the Fund’s aggregate annual operating expenses were reduced to 0.70% of the Fund’s average daily net assets, including contractual expense limits. Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund towards the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended October 31, 2019, excluding amounts voluntarily waived, the Advisor

EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at October 31, 2019, continued

reduced its fees and absorbed Fund expenses in the amount of $280,759; no amounts were reimbursed to the Advisor. The Advisor may recapture portions of the amounts shown below no later than the corresponding dates:

Expires	Amount
10/31/2020	$257,469
10/31/2021	249,949
10/31/2022	280,759
$788,177
Fund Services serves as the Fund’s administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board.  The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Fund to Fund Services for these services for the year ended October 31, 2019 are disclosed in the statement of operations.

Quasar Distributors, LLC (“Quasar” or the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank N.A. serves as custodian (the “Custodian”) to the Fund.  Both the Distributor and Custodian are affiliates of Fund Services. Fees paid by the Fund to U.S. Bank N.A. for custody services for the year ended October 31, 2019 are disclosed in the statement of operations.

The Fund has entered into agreements with various brokers, dealers and financial intermediaries to compensate them for transfer agent services that would otherwise be executed by Fund Services.  These sub-transfer agent services include pre-processing and quality control of new accounts, maintaining detailed shareholder account records, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The Fund expensed $67,631 of sub-transfer agent fees during the year ended October 31, 2019. These fees are included in the transfer agent fees and expenses amount disclosed in the statement of operations.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2019, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $46,735,819 and $24,128,706, respectively.

EDGAR LOMAX VALUE FUND

NOTES TO FINANCIAL STATEMENTS at October 31, 2019, continued

NOTE 6 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended October 31, 2019 and October 31, 2018 was as follows:

	Year Ended	Year Ended
	October 31, 2019	October 31, 2018
Net investment income	$ 1,867,891	$2,100,643
Long-term capital gains	10,098,915	4,875,501

As of October 31, 2019, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$103,116,547
Gross tax unrealized appreciation	20,806,968
Gross tax unrealized depreciation	(5,165,000)
Net tax unrealized appreciation (a)	15,641,968
Undistributed ordinary income	2,216,714
Undistributed long-term capital gain	—
Other accumulated gain/(loss)	(63,397)
Total distributable earnings	2,153,317
Total accumulated earnings/(losses)	$17,795,285

(a)  The difference between book-basis and tax-basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

At October 31, 2019, the Fund had the following tax basis capital losses to offset future capital gains:

	Capital Loss Carryover	Expires
Short-Term	$63,397	Indefinite

NOTE 7 – OTHER TAX INFORMATION

The Fund declared the payment of a distribution to be paid, on December 11, 2019, to shareholders of record on December 10, 2019 as follows:

Income	$0.32484626

NOTE 8 – SUBSEQUENT EVENT

On November 25, 2019, U.S. Bancorp, the parent company of Quasar Distributors, LLC, the Fund’s distributor, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC such that Quasar will become a wholly-owned broker-dealer subsidiary of Foreside.  The transaction is expected to close by the end of March 2020. Quasar will remain the Fund’s distributor at the close of the transaction, subject to Board approval.

EDGAR LOMAX VALUE FUND

REPORT OF INDEPENDENT PUBLIC ACCOUNTING FIRM

To the Board of Trustees Advisors Series Trust and
Shareholders of Edgar Lomax Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Edgar Lomax Value Fund (the “Fund”), a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more funds in the trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
December 27, 2019

EDGAR LOMAX VALUE FUND

NOTICE TO SHAREHOLDERS at October 31, 2019 (Unaudited)

For the year ended October 31, 2019, the Edgar Lomax Value Fund designated $1,867,891 as ordinary income and designated $10,098,915 as long-term capital gains for purposes of the dividends paid deduction.

For the year ended October 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income was 100%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended October 31, 2019 was 100%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gains under Internal Revenue Section 871(k)(2)(C) for the year ended October 31, 2019 was 0%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-866-205-0524 or on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-205-0524.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. Information included in the Fund’s Form N-Q is also available by calling 1-866-205-0524.

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-205-0524 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

EDGAR LOMAX VALUE FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Number of
Portfolios
		Term of		in Fund	Other
	Position	Office and		Complex	Directorships
Name, Address	Held with	Length of	Principal Occupation	Overseen	Held During
and Age	the Trust	Time Served	During Past Five Years	by Trustee(2)	Past Five Years(3)

Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director, Alpha Gamma Delta	1	Trustee, Advisors
(age 73)		term; since	Housing Corporation (collegiate		Series Trust (for
615 E. Michigan Street		March 2014.	housing management) (2012 to		series not affiliated
Milwaukee, WI 53202			July 2019); Trustee and Chair		with the Fund);
			(2000 to 2012), New Covenant		Independent
			Mutual Funds (1999 to 2012);		Trustee from 1999
			Director and Board Member,		to 2012, New
			Alpha Gamma Delta Foundation		Covenant Mutual
			(philanthropic organization)		Funds (an open-end
			(2005 to 2011).		investment
company with
4 portfolios).

David G. Mertens	Trustee	Indefinite	Partner and Head of Business	1	Trustee, Advisors
(age 59)		term*; since	Development Ballast Equity		Series Trust (for
615 E. Michigan Street		March 2017.	Management, LLC (a privately-held		series not affiliated
Milwaukee, WI 53202			investment advisory firm) (February		with the Fund).
2019 to present); Managing Director
and Vice President, Jensen
Investment Management, Inc.
(a privately-held investment advisory
firm) (2002 to 2017).

George J. Rebhan	Chairman	Indefinite	Retired; formerly President,	1	Trustee, Advisors
(age 85)	of the	term; since	Hotchkis and Wiley Funds		Series Trust (for
615 E. Michigan Street	Board and	May 2002.	(mutual funds) (1985 to 1993).		series not affiliated
Milwaukee, WI 53202	Trustee				with the Fund);
Independent
Trustee from 1999
to 2009, E*TRADE
Funds.

EDGAR LOMAX VALUE FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), continued

				Number of
				Portfolios
		Term of		in Fund	Other
	Position	Office and		Complex	Directorships
Name, Address	Held with	Length of	Principal Occupation	Overseen	Held During
and Age	the Trust	Time Served	During Past Five Years	by Trustee(2)	Past Five Years(3)

Joe D. Redwine	Trustee	Indefinite	Retired; formerly Manager,	1	Trustee, Advisors
(age 72)		term; since	President, CEO, U.S. Bancorp		Series Trust (for
615 E. Michigan Street		September	Fund Services, LLC, and its		series not affiliated
Milwaukee, WI 53202		2008.	predecessors, (May 1991 to		with the Fund).
			July 2017).

Raymond B. Woolson	Trustee	Indefinite	President, Apogee Group, Inc.	1	Trustee, Advisors
(age 60)		term*; since	(financial consulting firm) (1998		Series Trust (for
615 E. Michigan Street		January	to present).		series not affiliated
Milwaukee, WI 53202		2016.			with the Fund);
					Independent
					Trustee,
					DoubleLine Funds
					Trust (an open-end
					investment
					company with
					16 portfolios),
					DoubleLine
					Opportunistic
					Credit Fund and
					DoubleLine
					Income Solutions
					Fund, from 2010
					to present;
					Independent
					Trustee,
					DoubleLine Equity
					Funds from 2010
					to 2016.

EDGAR LOMAX VALUE FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), continued

Name, Address	Position Held	Term of Office and	Principal Occupation
and Age	with the Trust	Length of Time Served	During Past Five Years

Officers

Jeffrey T. Rauman	President, Chief	Indefinite term; since	Senior Vice President, Compliance and
(age 50)	Executive Officer	December 2018.	Administration, U.S. Bank Global Fund Services
615 E. Michigan Street	and Principal		(February 1996 to present).
Milwaukee, WI 53202	Executive Officer

Cheryl L. King	Vice President,	Indefinite term; since	Vice President, Compliance and Administration,
(age 58)	Treasurer and	December 2007.	U.S. Bank Global Fund Services
615 E. Michigan Street	Principal Financial		(October 1998 to present).
Milwaukee, WI 53202	Officer

Kevin J. Hayden	Assistant	Indefinite term; since	Assistant Vice President, Compliance and
(age 48)	Treasurer	September 2013.	Administration, U.S. Bank Global Fund Services
615 E. Michigan Street			(June 2005 to present).
Milwaukee, WI 53202

Richard R. Conner	Assistant	Indefinite term; since	Assistant Vice President, Compliance and
(age 37)	Treasurer	December 2018.	Administration, U.S. Bank Global Fund Services
615 E. Michigan Street			(July 2010 to present).
Milwaukee, WI 53202

Michael L. Ceccato	Vice President,	Indefinite term; since	Senior Vice President, U.S. Bank Global Fund
(age 62)	Chief Compliance	September 2009.	Services and Vice President, U.S. Bank N.A.
615 E. Michigan Street	Officer and		(February 2008 to present).
Milwaukee, WI 53202	AML Officer

EDGAR LOMAX VALUE FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), continued

Name, Address	Position Held	Term of Office and	Principal Occupation
and Age	with the Trust	Length of Time Served	During Past Five Years

Elaine E. Richards, Esq.	Vice President	Indefinite term; since	Senior Vice President, U.S. Bank Global Fund
(age 51)	and Secretary	September 2019.	Services (July 2007 to present).
2020 East Financial Way,
Suite 100
Glendora, CA 91741

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of October 31, 2019, the Trust was comprised of 39 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-866-205-0524.

EDGAR LOMAX VALUE FUND

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Advisor
The Edgar Lomax Company
5971 Kingstowne Village Parkway, Suite 240
Alexandria, VA 22315
www.edgarlomax.com

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, WI 53202

Custodian
U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
1-866-205-0524

Independent Registered
Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, NY 10019

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. To obtain a free prospectus please call 1-866-205-0524.

ED-ANNUAL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2019	FYE 10/31/2018
Audit Fees	$17,400	$16,900
Audit-Related Fees	N/A	N/A
Tax Fees	$3,600	$3,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2019	FYE 10/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2019	FYE 10/31/2018
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)    Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*                    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal Executive Officer

Date  1/6/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal Executive Officer

Date  1/6/2020

By (Signature and Title)*                    /s/ Cheryl L. King
Cheryl L. King, Vice President/Treasurer/Principal Financial Officer

Date  1/6/2020

* Print the name and title of each signing officer under his or her signature.